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                                                                    Exhibit 24.1
                                POWER OF ATTORNEY
                                -----------------

         Each director and/or officer of Acorn Products, Inc. (the "Corporation") whose signature appears below hereby appoints John G. Jacob and Robert J. Tannous as the undersigned's attorneys or either of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 2000, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of April, 2001.

         SIGNATURE                                    TITLE
         ---------                                    -----


/s/A. Corydon Meyer                          President, Chief Executive Officer,
-----------------------------                and Director
   A. Corydon Meyer


/s/John G. Jacob                             Vice President and Chief Financial
-----------------------------                Officer
   John G. Jacob


/s/Ted O'Flaherty                            Chief Accounting Officer
-----------------------------
   Ted O'Flaherty


/s/William W. Abbott                         Director
-----------------------------
   William W. Abbott


/s/Matthew S. Barrett                        Director
-----------------------------
   Matthew S. Barrett


/s/John J. Kahl                              Director
-----------------------------
   John J. Kahl


/s/Stephen A. Kaplan                         Director
-----------------------------
   Stephen A. Kaplan


/s/John L. Mariotti                          Director
-----------------------------
   John L. Mariotti